A Leading Owner-Operator of Senior Living Communities and Services Investor Presentation – August 14, 2023

Forward-Looking Statements 2 This presentation contains forward-looking statements which are subject to certain risks and uncertainties that could cause our actual results and financial condition of Sonida Senior Living, Inc. (the “Company,” “we,” “our” or “us”) to differ materially from those indicated in the forward-looking statements, including, among others, the risks, uncertainties and factors set forth under “Item. 1A. Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2023, and also include the following: The impact of COVID-19, including the actions taken to prevent or contain the spread of COVID-19, the transmission of its highly contagious variants and sub-lineages and the development and availability of vaccinations and other related treatments, or another epidemic, pandemic or other health crisis; the Company’s ability to generate sufficient cash flows from operations, additional proceeds from debt financings or refinancings, and proceeds from the sale of assets to satisfy its short and long-term debt obligations and to fund the Company’s capital improvement projects to expand, redevelop, and/or reposition its senior living communities; increases in market interest rates that increase the cost of certain of our debt obligations; increased competition for, or a shortage of, skilled workers, including due to the COVID-19 pandemic or general labor market conditions, along with wage pressures resulting from such increased competition, low unemployment levels, use of contract labor, minimum wage increases and/or changes in overtime laws; the Company’s ability to obtain additional capital on terms acceptable to it; the Company’s ability to extend or refinance its existing debt as such debt matures, including the Company’s ability to complete the modifications to its loan agreements; the Company’s compliance with its debt agreements, including certain financial covenants, and the risk of cross-default in the event such non-compliance occurs; the Company’s ability to complete acquisitions and dispositions upon favorable terms or at all; the risk of oversupply and increased competition in the markets which the Company operates; the Company’s ability to improve and maintain controls over financial reporting and remediate the identified material weakness discussed in Item 9 of the Annual Report on Form 10-K; the departure of certain of the Company’s key officers and personnel; the cost and difficulty of complying with applicable licensure, legislative oversight, or regulatory changes; risks associated with current global economic conditions and general economic factors such as inflation, the consumer price index, commodity costs, fuel and other energy costs, competition in the labor market, costs of salaries, wages, benefits, and insurance, interest rates, and tax rates; and changes in accounting principles and interpretations. We caution you that the risks, uncertainties and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits or outcomes that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. For information about the Company, visit www.sonidaseniorliving.com.

Non-GAAP Financial Measures 3 This presentation contains financial measures: (1) Adjusted Operating Expenses, (2) Community Net Operating Income, (3) Community Net Operating Income Margin, (4) Adjusted Community Net Operating Income, (5) Adjusted Community Net Operating Income Margin, (6) Revenue per Occupied Unit (RevPOR),(7) Revenue per Available Unit (RevPAR) and (8) Adjusted EBITDA, which are not calculated in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, or net cash provided by (used in) operating activities. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the reconciliations of these non-GAAP financial measures from the most comparable financial measures determined in accordance with GAAP. Adjusted Operating Expenses, Community Net Operating Income, Community Net Operating Income Margin, Adjusted Community Net Operating Income, and Adjusted Community Net Operating Income Margin or Operating Margin are non-GAAP performance measures for the Company’s consolidated owned portfolio of communities that the Company defines as net income (loss) excluding: general and administrative expenses, interest income, interest expense, other income/expense, provision for income taxes, settlement fees and expenses, revenue and operating expenses from the Company’s disposed properties; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include depreciation and amortization expense, gain(loss) on extinguishment of debt, gain(loss) on disposition of assets, long-lived asset impairment, and loss on non-recurring settlements with third parties. Both Adjusted Community Net Operating Income and Adjusted Community Net Operating Income Margin both exclude the impact from non-recurring state grant funds received. RevPAR, or average monthly revenue per available unit, is defined by the Company as resident revenue for the period, divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. RevPOR, or average monthly revenue per occupied unit, is defined by the Company as resident revenue for the period, divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. Same-store Weighted Average Occupancy and Same- store End of Period Spot Occupancy excludes occupancy from non-same-store communities acquired and divested in the presented periods. The Company believes that presentation of Adjusted Operating Expenses, Community Net Operating Income, Community Net Operating Income Margin, Adjusted Community Net Operating Income and Adjusted Community Net Operating Income Margin or Operating Margin as performance measures are useful to investors because (i) they are some of the metrics used by the Company’s management to evaluate the performance of our core portfolio of communities, to review the Company’s comparable historic and prospective core operating performance of the consolidated owned communities, and to make day-to-day operating decisions; (ii) they provide an assessment of operational factors that management can impact in the short-term, namely revenues and the controllable cost structure of the organization, by eliminating items related to the Company’s financing and capital structure and other items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. Adjusted Operating Expenses, Net Operating Income, Community Net Operating Income Margin, Adjusted Community Net Operating Income, and Adjusted Community Net Operating Income Margin or Operating Margin have material limitations as a performance measure, including: (i) excluded interest is necessary to operate the Company’s business under its current financing and capital structure; (ii) excluded depreciation, amortization and impairment charges may represent the wear and tear and/or reduction in value of the Company’s communities, and other assets and may be indicative of future needs for capital expenditures; and (iii) the Company may incur income/expense similar to those for which adjustments are made, such as gain/loss on sale of assets, facility lease termination, or debt extinguishment, non-cash stock-based compensation expense, and transaction and other costs, and such income/expense may significantly affect the Company’s operating results. Adjusted EBITDA is a non-GAAP performance measures that the Company defines as net income (loss) excluding: depreciation and amortization expense, interest income, interest expense, other expense/income, provision for income taxes; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and impacts the comparability of performance between periods. For the periods presented herein, such other items include stock-based compensation expense, provision for bad debts, gain (loss) on extinguishment of debt, gain on sale of assets, long-lived asset impairment, casualty losses, and transaction and conversion costs.

23% 20% 18% 11% 28% Texas Ohio Wisconsin Indiana Other 9% 91% Medicaid Private Pay 72 Communities 62 Owned 10 Managed ~8,000 Resident Capacity 3,600+ Employees 83.9% Q2 2023 Weighted Average Occupancy for Owned Communities Leading Operator of Senior Housing and Services 4 72 Communities 12% - 816 Units 41% - 2,927 Units 47% - 3,330 Units Assisted Living Independent Living Memory Care Attractive Markets and Resident Demographics Balanced Unit Mix Supports Target Market Profile Attractive Private Pay Revenue Mix(1) 15+ Communities 5 - 14 Communities < 5 Communities 7073 Units 18 States OwnedManaged Data through and as of June 30, 2023. (1) Data presented for the Company’s 62 owned communities.

Q2 2023 Operating Highlights 5 RevPOR excluding state grants increased 8.7% YoY and 3.6% QoQ YoY Q2 Resident Revenue increased 9.5% Adjusted Community NOI(1) up 30.7% YoY and 15.8% QoQ (1) Adjusted Community NOI is a non-GAAP measure and does not include non-recurring state grant revenue earned and received in Q2 2023 and Q2 2022. Nine consecutive quarters of revenue growth Operating Margin(1) up 370 bps YoY and 240 bps QoQ

Q2 2023 Capitalization Highlights 6 Fannie Mae Key Terms  All maturities will be extended to December 2026 or beyond  All contractually required principal payments under the 37 Fannie Mae loans will be deferred for three years or waived until maturity, resulting in $33.0M of cash savings through maturity  Sonida will receive near-term interest rate reduction on all 37 assets, resulting in $6.1M in cash interest savings over the next 12 months Ally Bank Key Terms  Granted Sonida a waiver of its minimum liquidity requirement of $13.0M under its Guaranty for 12 months Completed initial phase of debt restructuring covering 49 assets financed by Fannie Mae and Ally Bank Received $13.5M equity commitment from Conversant Capital, the Company’s largest shareholder

Q2 2023 Capitalization Highlights (continued) 7 Other Key Highlights  Weighted average maturities extended 1+ year with nearest maturity coming in December 2026 (previously July 2024)  Total cost of debt is 3.4% and 5.5% in the first and second year following the forbearance  Total debt service decreases $15.5M and $8.9M in the first and second year following the forbearance  Strengthens relationships with its institutional lending group  Allows for the swift pivot to pursuit of strategic growth opportunities Completed initial phase of debt restructuring covering 49 assets financed by Fannie Mae and Ally Bank Received $13.5M equity commitment from Conversant Capital, the Company’s largest shareholder

Q2 2023 Financial Comparisons – Owned Communities

Adjusted Community NOI Margin increased 240bps from 20.9% in Q1 2023 to 23.3% in Q2 2023

	Q2 2023	Q2 2022	Q1 2023
Weighted Average Occupancy	83.9%	82.7%	84.0%
RevPAR[1,2]	$3,300	$3,002	$3,282
RevPOR[1,3]	$3,932	$3,629	$3,909
Resident Revenue[4]	$57.0	$52.0	$56.6
Adjusted Operating Expenses[1,5]	$43.4	$41.4	$43.2
Community NOI[1]	$13.6	$10.6	$13.4
Community NOI Margin[1]	23.9%	20.4%	23.7%
Adjusted Community NOI[1]	$13.2	$10.1	$11.4
Adjusted Community NOI Margin[1]	23.3%	19.6%	20.9%

$ in Millions except RevPAR and RevPOR

(1) Amounts are not calculated in accordance with GAAP. See page 3 for the Company's disclosure regarding non-GAAP financial measures.
(2) Adjusted RevPAR, excluding non-recurring state grant revenue earned and received in Q2 2023, Q2 2022 and Q1 2023, was $3,277, $2,971 and $3,164 for Q2 2023, Q2 2022 and Q1 2023, respectively.
(3) Adjusted RevPOR, excluding non-recurring state grant revenue earned and received in Q2 2023, Q2 2022 and Q1 2023, was $3,903, $3,592 and $3,769 for Q2 2023, Q2 2022 and Q1 2023, respectively.
(4) Revenue includes non-recurring state grant revenue earned and received in Q2 2023, Q2 2022 and Q1 2023, was $0.4 million, $0.5 million and $2.0 million for Q2 2023, Q2 2022 and Q1 2023, respectively.
(5) Adjusted Operating Expense excludes professional fees, settlement expense, non-income tax, non-property tax, casualty gains and losses, operating expense for non-continuing communities and other expenses. Other expenses include corporate operating expenses not allocated to the communities.

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84 .4% 75 .5% 78 .1% 81 .0% 81 .3% 82 .3% 83 .2% 83 .7% 84 .2% 84 .2% 84 .2% 84 .0% 76 .7% 79 .7% 82 .2% 82 .2% 83 .5% 84 .2% 84 .9% 85 .0% 85 .0% 85 .4 % Q4 '19 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1' 23 Q2' 23 Weighted Average Occupancy End of Period Spot Occupancy Nine Consecutive Quarters of Occupancy Growth (Same-Store) 9 Pandemic occupancy low pointPre-pandemic Data presented for the Company’s 60 same-store owned communities.

Q2 Delivers Continued Rate Expansion

SONIDA SENIOR LIVING

Resident Rent Rate[1] Increases

Resident rent rates[1] increased $256 or 7.6% YoY compared to Q2 2022

Care Level	QTD 06/23	QTD 06/22	Difference	% Change
Independent Living	$2,674	$2,480	$194	7.8%
Assisted Living	3,915	3,648	266	7.3%
Memory Care	5,523	5,249	274	5.2%
Total	**$3,630**	**$3,374**	**$256**	**7.6%**



$3,700
$3,650
$3,600
$3,550
$3,500
$3,450
$3,400
$3,350
$3,300
$3,250
$3,200
$3,150
0.6%
0.8%
0.0%
0.9%
0.7%
0.5%
2.8%
3.3%
$3,319
$3,344
$3,344
$3,374
$3,398
$3,417
$3,513
$3,630
09/2021
12/2021
03/2022
06/2022
09/2022
12/2022
03/2023
06/2023
Rent Rate
QoQ % Change

- Q2 2023 was 3.3% higher than Q1 2023, largely due to the planned renewal of 38% of leases on March 1.
- Sonida has shown positive rate growth in 7 of the last 8 quarters.

8.0%
Q2 Rent Renewal Increase Percentage

3.0%
Q2 Releasing Spread

4.0%
YoY Q2 Increase in Medicaid Revenue per Occupied Unit

Level of Care "LoC" Program Impact

- Simplified 4 level system with clear requirements
- New monitoring tools implemented to reinforce timely LoC reviews based on company and state-specific requirements
- Leveraged new monitoring technology to facilitate more accurate resident assessments

93%
of Current Residents Converted

4
Consecutive Quarters increase of LoC Revenue

18%
YoY Increase of LoC Revenue



$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
4.0%
(2.4%)
(2.7%)
(1.4%)
2.0%
4.0%
4.0%
10.0%
$3,125
$3,049
$2,967
$2,926
$2,985
$3,105
$3,230
$3,555
09/2021
12/2021
03/2022
06/2022
09/2022
12/2022
03/2023
06/2023
Amount (In 000s)
QoQ % Change

(1) Includes Private Pay and Medicaid rent only, excludes ancillary and care charges.

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Revenue Growth Outpacing Total Cost of Labor 11 Quarterly Labor Cost Trend as a Percent of Revenue(1) Dollars in 000s (1) Labor costs herein exclude benefits; percent of revenue computations exclude non-recurring state grants. • Three consecutive quarters of improvement as a percent of revenue • YTD June 2023 labor cost as a percentage of revenue are down 144 basis points compared to YTD June 2022 • YTD June 2023 contract labor decreased $3.1M, or 72% YoY compared to YTD June 2022

Cost Control Drives Further Margin Expansion 12 Quarterly Operating Expense Trend (Excluding Labor Costs(1)) Dollars in 000s (1) Amounts calculated as a percentage of revenues exclude non-recurring state grants in all periods. • Non-labor operating expense for Q2 2023 was 230 basis points below the 8-quarter average • Food cost per occupied day for Q2 2023 increased 1.8% compared to Q1 2023 but decreased 11.5% YoY compared to Q2 2022 • YTD June 2023 bad debt expense decreased 35.9% YoY compared to YTD June 2022

Debt Structure as of June 30, 2023 13 (1) Represents four community mortgages, which are not crossed with the remaining six Protective Life mortgages, that were not in compliance with their loan agreements as a result of the Company’s failure to make debt service payments beginning in February 2023. (2) Represents six compliant community mortgages within the Protective Life 10 community portfolio. All Other Fixed Rate 59.4% Protective Life Non-Compliant Fixed Rate 10.9% Protective Life Compliant Fixed Rate 7.6% Variable Rate 21.4% Insurance and Other 0.7% Effective weighted average interest rate As of June 30,2023 ($ in millions) All other Fixed Rate Debt $ 380.8 Protective Life Non-Compliant Fixed Rate(1) 69.8 Protective Life Compliant Fixed Rate(2) 48.5 Variable Rate (fully hedged) 137.2 Insurance and Other 4.3 Total Notes Payable $ 640.6

Supplemental Investor Information Q2 2023

Forward-Looking Statements 15 This presentation contains forward-looking statements which are subject to certain risks and uncertainties that could cause our actual results and financial condition of Sonida Senior Living, Inc. (the “Company,” “we,” “our” or “us”) to differ materially from those indicated in the forward-looking statements, including, among others, the risks, uncertainties and factors set forth under “Item. 1A. Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2023, and also include the following: The impact of COVID-19, including the actions taken to prevent or contain the spread of COVID-19, the transmission of its highly contagious variants and sub-lineages and the development and availability of vaccinations and other related treatments, or another epidemic, pandemic or other health crisis; the Company’s ability to generate sufficient cash flows from operations, additional proceeds from debt financings or refinancings, and proceeds from the sale of assets to satisfy its short and long-term debt obligations and to fund the Company’s capital improvement projects to expand, redevelop, and/or reposition its senior living communities; increases in market interest rates that increase the cost of certain of our debt obligations; increased competition for, or a shortage of, skilled workers, including due to the COVID-19 pandemic or general labor market conditions, along with wage pressures resulting from such increased competition, low unemployment levels, use of contract labor, minimum wage increases and/or changes in overtime laws; the Company’s ability to obtain additional capital on terms acceptable to it; the Company’s ability to extend or refinance its existing debt as such debt matures, including the Company’s ability to complete the modifications to its loan agreements; the Company’s compliance with its debt agreements, including certain financial covenants, and the risk of cross-default in the event such non-compliance occurs; the Company’s ability to complete acquisitions and dispositions upon favorable terms or at all; the risk of oversupply and increased competition in the markets which the Company operates; the Company’s ability to improve and maintain controls over financial reporting and remediate the identified material weakness discussed in Item 9 of the Annual Report on Form 10-K; the departure of certain of the Company’s key officers and personnel; the cost and difficulty of complying with applicable licensure, legislative oversight, or regulatory changes; risks associated with current global economic conditions and general economic factors such as inflation, the consumer price index, commodity costs, fuel and other energy costs, competition in the labor market, costs of salaries, wages, benefits, and insurance, interest rates, and tax rates; and changes in accounting principles and interpretations. We caution you that the risks, uncertainties and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits or outcomes that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. For information about the Company, visit www.sonidaseniorliving.com.

16 Table of Contents 4 Financial Overview 5 Community NOI 6 Net Income (Loss) Walk Forward 8 Capitalization 9 Geographical Breakdown 10 Financial and Key Metrics 11 Market Fundamentals 7 Adjusted EBITDA Walk Forward

Financial Overview – 62 Owned Communities 17 Note: Dollars in 000s. Numbers may vary due to rounding. (1) Resident Revenue, Community NOI, Community NOI Margin %, Net Income (loss), Adjusted EBITDA, REVPOR, and REVPAR include the impact of non-recurring state grants earned and received in the period, as follows: Q1 2022: 0.7mm, Q2 2022: 0.5mm, Q1 2023: 2.0mm, and Q2 2023: 0.4mm.

Community NOI – 62 Owned Communities 18 Note: Dollars in 000s. Numbers may vary due to rounding. (1) Includes Second Person and Level of care fees. (2) Community NOI and Other Income include the impact of non-recurring state grants earned and received in the period. (3) Includes benefits, overtime, payroll taxes, and related labor costs, excluding contract labor. (4) Adjusted Operating Expense excludes professional fees, settlement expense, non-income tax, non-property tax, casualty gains and losses, operating expense for non-continuing communities and other expenses.

Net Income (Loss) Walk Forward 19 Note: Dollars in 000s. Numbers may vary due to rounding. (1) Amounts are not calculated in accordance with GAAP. See page 3 for the Company’s disclosure regarding non-GAAP financial measures. . (2) Non-Operating Expenses include professional fees, settlement expense, non-income tax, non-property tax, casualty gains and losses, operating expense for non-continuing communities and other expenses.

Adjusted EBITDA Walk Forward 20 Note: Dollars in 000s. Numbers may vary due to rounding. (1) Represents the GAAP (gain) loss in connection with the extinguishment of debt as a result of the transition of legal ownership of two communities to Fannie Mae. (2) Includes Covid-19 relief revenue and grants received from federal relief funds of $9.1mm for Q2 2022. (3) Casualty losses related to non-recurring insured claims for unexpected costs. (4) Transaction and conversion costs related to legal and professional fees incurred for transactions, restructure projects, or related projects.

Capitalization (as of June 30, 2023) 21 Note: Dollars in 000s except for share price and strike price. Numbers may vary due to rounding. (1) Weighted average interest rate (2) Variable exposure is synthetically limited with interest rate caps on all of the debt. Rates reflect all-in interest rate (3) Includes unrestricted and restricted cash (4) Assumes Debt Modifications are in-place Common Equity (8.4%) Preferred Equity (6.1%) Debt (85.5%) Components of Total Capital

Geographical Breakdown – 62 Owned Communities 22 South/Southwest 18 Communities Midwest 36 Communities East 8 Communities (1) Data based on Q2 2023 average

Financial and Key Metrics – 62 Owned Communities 23 Note: Dollars in 000s. Numbers may vary due to rounding. (1) Includes Second Person Fees and Level of care fees. (2) Revenue includes non-recurring state grant revenue earned and received in Q2 2023 of $0.4M (3) Adjusted Operating Expense excludes professional fees, settlement expense, non-income tax, non- property tax, casualty gains and losses, operating expense for non-continuing communities and other expenses. (4) Includes benefits, overtime, payroll taxes, and related labor costs, excluding contract labor.

Market Fundamentals 24 Note: Dollars in 000s. Numbers may vary due to rounding. (1) Based on a 5-mile radius from Sonida community. (2) Adult child reflects population between the ages of 45-64. (3) Amounts are not calculated in accordance with GAAP. See page 3 for the Company’s disclosure regarding non-GAAP financial measures. (4) Includes independent living, assisted living, and memory care units in stand-alone and continuum communities. (5)140 Metropolitan Statistica Area ("MSA") across the country are classified by NIC MAP Vision into three market classes based on the Total Population. largest of these markets are the Primary Markets, where NIC MAP has been tracking data since 4Q2005. These are sometimes referred to as the MAP31 as there are 31 of these markets. The next largest are the Secondary Markets, where NIC MAP has been tracking data since 1Q2008. These markets are the next 68 largest markets. Finally, Additional Markets are 41 markets located in close proximity to the 99 Primary and Secondary Markets and help to fill gaps between these Primary and Secondary Markets. NIC MAP has tracked data in Additional Markets since 1Q2015. Primary Markets (29%) Secondary Markets (37%) Tertiary Markets (34%) Market Type Classification(5) Source: NIC MAP Vision as of August 10, 2023. Demographics data is current as of January 1, 2023. NIC MAP Vision Seniors Housing Inventory data is current as of the 2Q2023 Market Fundamentals update.